Exhibit 99.2

Reported Consolidated Results
ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$431,045	$352,095
Short-term investments	468,541	410,444
Accounts receivable, net	64,083	54,396
Inventory	5,666	—
Prepaid expenses and other current assets	38,169	24,590
Total current assets	1,007,504	841,525
Contract cost assets	43,384	—
Property and equipment, net	118,242	112,271
Goodwill	1,931,076	1,931,076
Intangible assets, net	299,228	319,711
Other assets	26,739	25,934
Total assets	$3,426,173	$3,230,517
Liabilities and shareholders’ equity
Current liabilities:
Accounts payable	$5,928	$3,587
Accrued expenses and other current liabilities	55,360	61,373
Accrued compensation and benefits	23,418	19,109
Deferred revenue	35,920	31,918
Deferred rent, current portion	2,622	2,400
Total current liabilities	123,248	118,387
Deferred rent, net of current portion	18,263	21,330
Long-term debt	394,420	385,416
Deferred tax liabilities and other long-term liabilities	36,561	44,561
Total liabilities	572,492	569,694
Shareholders’ equity:
Class A common stock	6	6
Class B common stock	1	1
Class C capital stock	13	13
Additional paid-in capital	3,428,541	3,254,146
Accumulated other comprehensive loss	(1,275)	(1,100)
Accumulated deficit	(573,605)	(592,243)
Total shareholders’ equity	2,853,681	2,660,823
Total liabilities and shareholders’ equity	$3,426,173	$3,230,517

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue:
IMT	$325,246	$266,850	$625,125	$512,625
Homes	—	—	—	—
Total revenue	325,246	266,850	625,125	512,625
Cost of revenue (exclusive of amortization) (1)(2):
IMT	25,527	20,260	49,446	40,492
Homes	—	—	—	—
Total cost of revenue	25,527	20,260	49,446	40,492
Sales and marketing (2)	147,727	131,218	285,018	237,158
Technology and development (2)	100,376	78,541	194,309	151,409
General and administrative (2)	60,579	53,346	116,652	98,812
Acquisition-related costs	632	43	659	148
Total costs and expenses	334,841	283,408	646,084	528,019
Loss from operations	(9,595)	(16,558)	(20,959)	(15,394)
Other income	3,089	1,610	5,535	2,563
Interest expense	(7,187)	(6,897)	(14,260)	(13,620)
Loss before income taxes	(13,693)	(21,845)	(29,684)	(26,451)
Income tax benefit	10,600	—	8,000	—
Net loss	$(3,093)	$(21,845)	$(21,684)	$(26,451)
Net loss per share — basic and diluted	$(0.02)	$(0.12)	$(0.11)	$(0.14)
Weighted-average shares outstanding — basic and diluted	194,155	185,439	192,807	184,305
____________________ (1) Amortization of website development costs and intangible assets included in technology and development	$21,020	$23,159	$43,569	$46,420
(2) Includes share-based compensation expense as follows:
Cost of revenue	$1,256	$1,025	$2,211	$1,928
Sales and marketing	6,340	6,250	11,502	11,780
Technology and development	14,347	10,400	25,889	18,891
General and administrative	17,000	11,518	30,082	22,989
Total	$38,943	$29,193	$69,684	$55,588
Other Financial Data:
Adjusted EBITDA (3)	$56,000	$39,700	$102,310	$94,499
(3) See Exhibit 99.1 for more information regarding our presentation of Adjusted EBITDA and for a reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP financial measure, for each of the periods presented.

ZILLOW GROUP, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2018	2017
Operating activities
Net loss	$(21,684)	$(26,451)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	52,926	54,157
Share-based compensation expense	69,684	55,588
Amortization of contract cost assets	18,309	—
Amortization of discount and issuance costs on 2021 Notes	9,504	8,855
Deferred income taxes	(8,000)	—
Loss on disposal of property and equipment	2,106	2,024
Bad debt expense	(352)	3,960
Deferred rent	(2,845)	1,750
Amortization (accretion) of bond premium (discount)	(504)	376
Changes in operating assets and liabilities:
Accounts receivable	(9,335)	(11,149)
Inventory	(5,666)	—
Prepaid expenses and other assets	(14,697)	(5,845)
Contract cost assets	(21,371)	—
Accounts payable	1,855	(1,714)
Accrued expenses and other current liabilities	(5,189)	1,203
Accrued compensation and benefits	4,309	503
Deferred revenue	4,002	1,635
Net cash provided by operating activities	73,052	84,892
Investing activities
Proceeds from maturities of investments	172,573	133,432
Purchases of investments	(230,276)	(193,604)
Purchases of property and equipment	(31,212)	(31,608)
Purchases of intangible assets	(4,777)	(6,784)
Purchase of equity method investment	—	(10,000)
Proceeds from divestiture of a business	—	579
Cash paid for acquisition, net	—	(6,002)
Net cash used in investing activities	(93,692)	(113,987)
Financing activities
Proceeds from exercise of stock options	99,656	62,263
Value of equity awards withheld for tax liability	(66)	(295)
Net cash provided by financing activities	99,590	61,968
Net increase in cash and cash equivalents during period	78,950	32,873
Cash and cash equivalents at beginning of period	352,095	243,592
Cash and cash equivalents at end of period	$431,045	$276,465
Supplemental disclosures of cash flow information
Cash paid for interest	$4,733	$4,458
Noncash transactions:
Capitalized share-based compensation	$4,623	$5,289
Write-off of fully depreciated property and equipment	$13,293	$7,552
Write-off of fully amortized intangible assets	$10,797	$5,302

Non-GAAP Net Income per Share
Our presentation of non-GAAP net income per share excludes the impact of share-based compensation expense, acquisition-related costs and income taxes. This measure is not a key metric used by our management and board of directors to measure operating performance or otherwise manage the business. However, we provide non-GAAP net income per share as supplemental information to investors, as we believe the exclusion of share-based compensation expense, acquisition-related costs and income taxes facilitates investors’ operating performance comparisons on a period-to-period basis. You should not consider non-GAAP net income per share in isolation or as a substitute for analysis of our results as reported under GAAP.

The following table sets forth a reconciliation of net income, adjusted, to net loss, as reported on a GAAP basis, and the calculation of non-GAAP net income per share - basic and diluted, for each of the periods presented (in thousands, except per share data, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Net loss, as reported	$(3,093)	$(21,845)	$(21,684)	$(26,451)
Share-based compensation expense	38,943	29,193	69,684	55,588
Acquisition-related costs	632	43	659	148
Income tax benefit	(10,600)	—	(8,000)	—
Net income, adjusted	$25,882	$7,391	$40,659	$29,285
Non-GAAP net income per share — basic	$0.13	$0.04	$0.21	$0.16
Non-GAAP net income per share — diluted	$0.13	$0.04	$0.20	$0.15
Weighted-average shares outstanding — basic	194,155	185,439	192,807	184,305
Weighted-average shares outstanding — diluted	205,830	195,021	203,923	193,119

Segment Results of Operations
The following tables present our segment results for the periods presented (in thousands, unaudited):

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017
	IMT	Homes	Consolidated	IMT	Homes	Consolidated
Revenue	$325,246	$—	$325,246	$266,850	$—	$266,850
Costs and expenses:
Cost of revenue	25,527	—	25,527	20,260	—	20,260
Sales and marketing	145,177	2,550	147,727	131,218	—	131,218
Technology and development	95,967	4,409	100,376	78,541	—	78,541
General and administrative	55,384	5,195	60,579	53,346	—	53,346
Acquisition-related costs	632	—	632	43	—	43
Total costs and expenses	322,687	12,154	334,841	283,408	—	283,408
Income (loss) from operations	2,559	(12,154)	(9,595)	(16,558)	—	(16,558)
Other income	3,089	—	3,089	1,610	—	1,610
Interest expense	(7,187)	—	(7,187)	(6,897)	—	(6,897)
Loss before income taxes	$(1,539)	$(12,154)	$(13,693)	$(21,845)	$—	$(21,845)

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017
	IMT	Homes	Consolidated	IMT	Homes	Consolidated
Revenue	$625,125	$—	$625,125	$512,625	$—	$512,625
Costs and expenses:
Cost of revenue	49,446	—	49,446	40,492	—	40,492
Sales and marketing	281,770	3,248	285,018	237,158	—	237,158
Technology and development	187,412	6,897	194,309	151,409	—	151,409
General and administrative	107,601	9,051	116,652	98,812	—	98,812
Acquisition-related costs	659	—	659	148	—	148
Total costs and expenses	626,888	19,196	646,084	528,019	—	528,019
Loss from operations	(1,763)	(19,196)	(20,959)	(15,394)	—	(15,394)
Other income	5,535	—	5,535	2,563	—	2,563
Interest expense	(14,260)	—	(14,260)	(13,620)	—	(13,620)
Loss before income taxes	$(10,488)	$(19,196)	$(29,684)	$(26,451)	$—	$(26,451)

Key Metrics
The following table sets forth our key metrics for each of the periods presented:

	Three Months Ended June 30,		2017 to 2018 % Change
	2018	2017
	(in millions)
Average Monthly Unique Users (1)	186.1	178.1	4%
Visits (2)	1,920.6	1,678.7	14%

(1)	Zillow, StreetEasy, HotPads, Naked Apartments and RealEstate.com (as of June 2017) measure unique users with Google Analytics, and Trulia measures unique users with Adobe Analytics.

(2)
Visits includes visits to the Zillow, Trulia, StreetEasy and RealEstate.com (as of June 2017) mobile apps and websites. We measure Zillow, StreetEasy and RealEstate.com visits with Google Analytics and Trulia visits with Adobe Analytics.